Exhibit 10.1

VISA U.S.A. INC.

SMALL TICKET AND DEPLOYMENT SUPPORT INCENTIVE AGREEMENT

This Visa Small Ticket and Deployment Support Incentive Agreement (this “Agreement”) is entered into between USA Technologies, Inc., a Pennsylvania corporation, with its principal office at 100 Deerfield Lane, Suite 300, Malvern, Pennsylvania 19355 (“Client”) and Visa U.S.A. Inc., a Delaware corporation, with its principal place of business at 900 Metro Center Boulevard, Foster City, California 94404 (mailing address P.O. Box 8999, San Francisco, California 94128-8999) (“Visa”, and together with Client, the “Parties”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Visa Rules (as defined herein).  The Parties agree as follows:

ARTICLE I: INCENTIVES

Subject to the terms and conditions of this Agreement, Visa will provide Client the incentives described in Schedule A (the “Incentives”).  The primary objective of this Agreement is to encourage and reward Client to grow Visa System payment volume at certain unattended payment terminals of Client’s Merchants.

ARTICLE II:  DEFINITIONS; TERM AND TERMINATION; ACQUIRER AND THIRD PARTY FEES

Section 2.1   Term and Termination.

(a)         Term.  The term of this Agreement (the “Term”) will commence as of July 1, 2017 (the “Effective Date”) and expire on September 30, 2020, unless earlier terminated as provided herein.

(b)         Breach. If (i) either Party commits a material breach of the terms of this Agreement, (ii) Client breaches the Visa Rules, or (iii) Client fails to comply with the Payment Card Industry Data Security Standards, the non-breaching Party may terminate this Agreement by giving the breaching Party at least 30 calendar days’ written notice prior to the effective date of termination; provided, however, that any such notice will not result in termination if the breaching Party cures such breach before such period elapses.

(c)         Termination for Convenience.  Either Party may terminate this Agreement at any time and for no reason and without liability, by providing 90 calendar days’ prior written notice of termination to the other Party.

(d)         Change of Control.  If Client, or an entity directly or indirectly controlling Client, comes under the control of, or is acquired by, a third party, then Visa may, without liability, terminate this Agreement immediately by providing written notice to Client.  Client shall give written notice to Visa promptly of the execution of an agreement that may result in such a Change of Control or acquisition.

(e)        Termination for Insolvency.  A Party may terminate this Agreement if it reasonably determines that the other Party is insolvent, has failed generally to pay its debts as they become due (unless such debts are subject to a good-faith dispute as to liability or amount), or is unable to meet its obligations under this Agreement due to financial distress, whether or not a petition for bankruptcy is filed or a receiver is appointed.

(f)         No Surcharging. If any Merchant assesses any surcharge or checkout fee on any Visa transaction for which Visa is offering the Incentives, Visa may terminate this Agreement immediately by providing written notice to Client.

(g)        Effect of Termination.  All obligations and rights under this Agreement will cease immediately and automatically upon its expiration or termination.  Any provision that by its terms expressly survives or needs to survive to give effect to its purpose will also survive the expiration or termination of this Agreement.

Section 2.2   Promotional IRF Rates; Acquirer and Third Party Fees.  Client is solely responsible for ensuring that its Acquirer’s systems are capable of implementing, and that its Acquirer implements, any promotional IRF rates made available by Visa to Client’s Acquirer under this Agreement, and is solely responsible for negotiating with its Acquirer any pricing (including its merchant discount rate and other fees) related to acceptance of the products for which Visa provides the Incentives.  Visa is not responsible for any third party fees or expenses charged to Client in connection with this Agreement, including without limitation acquirer or processor fees or expenses.

ARTICLE III:  general terms

Section 3.1   Representations. Each Party represents and warrants to the other that: (i) it has the power and authority to grant the rights and perform the obligations set forth in this Agreement; (ii) the execution of this

Agreement by the person representing it is sufficient to render this Agreement binding upon such Party, and upon execution, this Agreement will be a binding obligation of such Party enforceable against such Party in accordance with its terms; and (iii) the performance of its obligations under this Agreement does not violate applicable law or breach any other agreement to which such Party is bound.  No Party’s approval of advertising or other copy submitted by the other Party will relieve the submitting Party’s responsibility under this Section.

Section 3.2   Confidential Information.  For the Term and a period of 3 years after the termination or expiration of this Agreement, each Party receiving or obtaining Confidential Information (the “Recipient”) from the other Party or its affiliates (the “Discloser”) shall not, and shall cause each of its employees, contractors, subcontractors, agents, consultants, legal, financial, and tax advisors (“Representatives”) not to: (i) disclose Confidential Information to any person or entity other than Representatives of the Recipient that: (A) need to know Confidential Information for the purposes contemplated by this Agreement; and (B) agree to be bound by the provisions of this Section; or (ii) use Confidential Information for any purpose other than the purposes contemplated by this Agreement. However, a Party may disclose Confidential Information if required by court order, government demand or other compulsory legal process (each, a “Required Disclosure”) provided that it first notify the Discloser in writing at least 10 calendar days in advance of such order. Notwithstanding the foregoing, either Party may disclose this Agreement pursuant to a Required Disclosure and may do so without prior notice to the other Party provided that this Agreement is designated as “Highly Confidential -- Outside Counsel’s Eyes Only” under each applicable protective order or confidentiality agreement or is otherwise protected from disclosure to third parties by operation of law. Promptly upon the written request of the Discloser, the Recipient shall, and shall cause its Representatives to, return to the Discloser or destroy Confidential Information.  If the Recipient or its Representatives destroy Confidential Information, the Recipient shall certify that it has done so in writing and promptly deliver such certificate to the Discloser. For purposes of this Agreement, “Confidential Information” means any information or data, oral or written, identified as confidential by the Discloser or that the Recipient should reasonably be understood to be confidential, including without limitation, the terms of this Agreement and Schedule A, any Visa proposal of the Incentives, and may include, but is not limited to information relating to marketing philosophy and objectives, competitive advantages and disadvantages, the types of services provided, financial results, the names and addresses of agents and service providers and a variety of other non-public information and material; excluding information that: (i) is or becomes available to the public through no breach of this Agreement; (ii) was previously known by the Recipient without any obligation to hold it in confidence; (iii) is received from a third party who Recipient reasonably believes is free to disclose such information without restriction; or (vi) is independently developed by the Recipient without the use of Confidential Information of the Discloser.

Section 3.3   Public Disclosure.  Neither Party may issue an independent press release or make any other public announcement, whether written, oral or otherwise, with respect to this Agreement without the prior written consent of the other Party, which consent shall not be reasonably withheld provided, however, that either Party may disclose the existence of this Agreement to any third party without the consent of the other Party.

Section 3.4   Disclaimer; No Warranties.  THIS AGREEMENT IS NOT A SERVICES AGREEMENT OR AGREEMENT FOR DELIVERY OF VISA PRODUCTS, AND CLIENT’S REDRESS, IF ANY, FOR CLAIMS OR ANY LIABILITY ARISING FROM VISA SERVICES OR PRODUCTS SHALL BE AGAINST CLIENT’S MERCHANTS OR CLIENT’S ACQUIRER OR OTHER VISA MEMBER THROUGH WHICH CLIENT PARTICIPATES IN THE VISA SYSTEM.  VISA DOES NOT MAKE OR GIVE UNDER THIS AGREEMENT, AND HEREBY EXPRESSLY DISCLAIMS, ALL WARRANTIES, REPRESENTATIONS OR CONDITIONS, BOTH EXPRESS AND IMPLIED, ARISING BY STATUTE OR OTHERWISE IN LAW, OR FROM COURSE OF DEALING OR USAGE OR TRADE, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY, REPRESENTATION, OR CONDITION OF MERCHANTABILITY, MERCHANTABLE QUALITY OR FITNESS FOR ANY PURPOSE, PARTICULAR, SPECIFIC, OR OTHERWISE, OR ANY WARRANTY OF TITLE OR NON-INFRINGEMENT FOR ANY AND ALL PRODUCTS, PROCESSING, SERVICES, PROGRAMS, SPECIFICATIONS, STANDARDS, SOFTWARE, HARDWARE OR FIRMWARE.

Section 3.5   Limitation of Liability.  UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY OR PUNITIVE DAMAGES EVEN IF IT HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE, PROFITS OR BUSINESS.  OTHER THAN (i) INCENTIVE PAYMENTS DUE CLIENT, IF ANY, IN ACCORDANCE WITH SCHEDULE A, OR (ii) A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY CLAIMS, PROCEEDINGS, LIABILITIES, OBLIGATIONS, DAMAGES, LOSSES, OR COSTS RELATED TO OR ARISING OUT OF ANY SUBJECT MATTER OF THIS AGREEMENT, FOR ANY INDIVIDUAL OR RELATED SERIES OF CLAIMS OR LIABILITIES, IN AN AMOUNT EXCEEDING TEN THOUSAND UNITED STATES DOLLARS ($10,000) IN THE AGGREGATE.  THIS SECTION APPLIES WHETHER THE ALLEGED LIABILITY IS BASED ON CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, OR ANY OTHER BASIS, EVEN IF VISA OR CLIENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Section 3.6   Relationship of the Parties.  The Parties are independent contractors and this Agreement does not create a partnership, joint venture, employee/employer or other agency relationship between them.

Section 3.7   Assignments.  This Agreement binds and benefits each of the Parties and their respective permitted successors and assigns.  No Party may assign, in whole or in part, any of its rights under this Agreement, voluntarily or involuntarily, whether by operation of law or any other manner, except as expressly permitted in this Section or with the prior written consent of the other Party.  No Party may delegate any performance under this Agreement.  Notwithstanding the foregoing, Visa may assign this Agreement to its affiliate without Client’s consent. Any purported assignment of rights in violation of this Section 3.7 is void.

Section 3.8   Notices.  All notices to be given under this Agreement will be in writing and will be deemed to have been given and received: (i) when personally delivered; (ii) three business days after mailing, postage prepaid, by certified mail; or (iii) one business day following dispatch by overnight delivery via a national or international courier service, in each case addressed to the Party at the addresses set forth on the first page of this Agreement (in the case of notices to Visa, a copy of any such notice will also be delivered to the Visa U.S.A. Legal Department, in care of the same Visa address), unless a different address is designated in writing. In the case of Client, a copy of any such notice will also be delivered to Douglas M. Lurio, Esquire, Lurio and Associates, P.C, 2005 Market Street, Suite 2340, Philadelphia, PA 19103

Section 3.9   Governing Law.  This Agreement shall be governed and construed in accordance with the laws of New York, excluding such state’s choice-of-law principles.

Section 3.10   Arbitration.  Any dispute, controversy, or claim arising out of or relating to this Agreement, or the interpretation, enforceability, performance, breach, termination, or validity thereof, including, without limitation, this arbitration provision, shall be solely and finally settled by confidential arbitration in San Francisco, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association.  An award rendered in connection with arbitration pursuant to this Section shall be final and binding upon the Parties, and any judgment upon such an award may be entered and enforced in any court of competent jurisdiction.  No provision of this subsection limits the right of a Party to obtain provisional, injunctive or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of any arbitration.  Neither Party has the right to arbitrate on a class action basis any dispute, controversy, or claim arising out of or relating to this Agreement, or the interpretation, enforceability, performance, breach, termination, or validity thereof, including, without limitation, this arbitration provision.

Section 3.11   Use of Marks; Materials with other Party’s Name.  Except as otherwise provided herein, nothing in this Agreement gives either Party a license or other right to use the trademarks, service marks, trade dress, corporate name, logos, brands, copyrights, or other intellectual property of the other Party.  Any such use (including in any advertisement, marketing material or other signage) will require the prior written consent of the Party that owns such intellectual property.

Section 3.12   Complete Agreement.  This Agreement constitutes the entire final agreement and understanding between Visa and Client with respect to their rights and obligations set forth herein, and there are no other agreements, representations, warranties or understandings between Visa and Client with respect to such subject matter.  To the extent that any other agreement, written or verbal, exists or appears to exist between the Parties with respect to the subject matter hereof, this Agreement supersedes any such agreement.  All schedules and appendices attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement.  This Agreement has been fully reviewed and negotiated by the Parties and their respective counsel.

Section 3.13   Force Majeure.  Neither Party will be liable to the other Party for any loss, damage, cost, delay, or failure to perform in whole or in part resulting from causes beyond such Party’s control, including but not limited to fires, floods, storms, earthquakes, hurricanes, tornadoes, or other severe weather or climatic conditions; act of a public enemy, war, or terrorist attack, blockade, strikes, insurrections, riots, or requirements of any governmental authority.

Section 3.14   Severability.  If any provision of this Agreement is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement will remain in full force and effect.  If the determination of such invalidity, illegality, or unenforceability has a significant effect, in the reasonable judgment of the affected Party (the “Affected Party”), on the financial and/or commercial position of the Affected Party, the Parties will negotiate in good faith to replace such provision with a valid, legal and enforceable provision which will, in effect, from an economic viewpoint, most nearly and fairly approach the effect of such provision. However, if the Parties cannot agree on a mutually acceptable amendment to the invalid, illegal or unenforceable provision within 30 calendar days following the date the Affected Party provided written notice to the other Party of its wish to renegotiate such provision, then this Agreement will terminate immediately upon the expiration of such period.

Section 3.15   No Third Party Beneficiaries.  This Agreement does not confer any rights or remedies upon any person or entity other than the Parties.  Only the Parties have enforceable rights and remedies under this Agreement.

Section 3.16   Modifications, Amendments and Waivers.  This Agreement may not be modified or amended except by a writing signed by both Parties.  Any waiver of the provisions of this Agreement or of a Party’s rights or remedies under this Agreement must be in writing to be effective.

The waiver by either Party of a breach of any provision contained herein shall be in writing and shall in no way be construed as a waiver of any subsequent breach of such provision or the waiver of the provision itself.

Section 3.17   Counterparts; Signature Dates. This Agreement may be signed in counterparts, including counterparts transmitted by facsimile, each of which will be deemed an original and all of which will constitute one and the same instrument.  In the event that Client returns an executed but undated copy of this Agreement to Visa, Client agrees and authorizes Visa to insert the date of Visa’s receipt of the executed copy.

Section 3.18   No Party a Drafter; Titles and Subtitles.  No Party will be considered to be the drafter of this Agreement for purposes of any rule of interpretation or construction that might cause any provision to be construed against the drafter hereof.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 3.19   Taxes.  Client is responsible for any and all taxes which may be applicable to any incentives, benefits, and funding it receives pursuant to this Agreement.

IN WITNESS WHEREOF, this Agreement will be effective as of the Effective Date.

USA TECHNOLOGIES, INC.

 /s/ Michael K. Lawlor

(SIGNATURE OF CLIENT’S AUTHORIZED EMPLOYEE)

Name: Michael K. Lawlor

Title: Chief Services Officer

Date: October 27, 2017

VISA U.S.A. INC.

    ***

(SIGNATURE OF VISA’S AUTHORIZED EMPLOYEE)

Name:            ***

Title:             ***

Date: October 27, 2017

SCHEDULE A

A.  Defined Terms.

(1)    “Acceptance Device”  means any point-of-sale device, digital application, e-commerce platform, or other solution at an Unattended Merchant Location used to effect a financial transaction.

(2)    “Account”  means a source of value or funds, such as a demand deposit account, credit or charge account, or prepaid account.

(3)    “Card-Absent” describes a transaction completed in a Card-Absent Environment as defined in the Visa Rules.

(4)    “Card-Present” describes a transaction completed in a Card-Present Environment as defined in the Visa Rules.

(5)    “Client’s Acquirer” means the acquirer(s) with whom Client has entered into an agreement to process Visa Debit Transactions and Visa Credit Transactions that originating at an Unattended Merchant Location.

(6)    ***

(7)    “Comparable Transaction” means, with respect to a:

a)    *** Non-Regulated Card-Present Visa Debit IRF Rate, a Card-Present transaction for goods or services originating on a Debit Product at an Unattended Merchant Location assigned ***, other than Regulated Debit Transactions and credits, chargebacks, cash transactions (e.g., cash back transactions or prepaid card cash loads) and transactions that have been fully or partially refunded (due to a chargeback, credit or return, for example).

b)    *** Non-Regulated Card-Absent Visa Debit IRF Rate, a Card-Absent transaction for goods or services originating on a Debit Product at an Unattended Merchant Location assigned ***, other than Regulated Debit Transactions and credits, chargebacks, cash transactions (e.g., cash back transactions or prepaid card cash loads) and transactions that have been fully or partially refunded (due to a chargeback, credit or return, for example).

c)    *** Regulated Card-Present Visa Debit IRF Rate, a Card-Present Regulated Debit Transaction originating at an Unattended Merchant Location assigned ***,  other than credits, chargebacks, cash transactions (e.g., cash back transactions or prepaid card cash loads) and transactions that have been fully or partially refunded (due to a chargeback, credit or return, for example).

d)    *** Regulated Card-Absent Visa Debit IRF Rate, a Card-Absent Regulated Debit Transaction originating at an Unattended Merchant Location assigned ***,  other than credits, chargebacks, cash transactions (e.g., cash back transactions or prepaid card cash loads) and transactions that have been fully or partially refunded (due to a chargeback, credit or return, for example).

e)    *** Card-Present Visa Credit IRF Rate, a Card-Present transaction for goods or services originating on a Credit Product at an Unattended Merchant Location assigned ***,  other than credits, chargebacks, cash transactions (e.g., cash back transactions or prepaid card cash loads) and transactions that have been fully or partially refunded (due to a chargeback, credit or return, for example).

f)     *** Card-Absent Visa Credit IRF Rate, a Card-Absent transaction for goods or services originating on a Credit Product at an Unattended Merchant Location assigned ***,  other than credits, chargebacks, cash transactions (e.g., cash back transactions or prepaid card cash loads) and transactions that have been fully or partially refunded (due to a chargeback, credit or return, for example).

g)    *** Regulated Card-Present Visa Debit IRF Rate, a Card-Present Regulated Debit Transaction originating at an Unattended Merchant Location assigned an Eligible Merchant Category Code other than ***,  other than credits, chargebacks, cash transactions (e.g., cash back transactions or prepaid card cash loads) and transactions that have been fully or partially refunded (due to a chargeback, credit or return, for example).

h)    *** Regulated Card-Absent Visa Debit IRF Rate, a Card-Absent Regulated Debit Transaction originating at an Unattended Merchant Location assigned an Eligible Merchant Category Code other than ***,  other than credits, chargebacks, cash transactions (e.g., cash back transactions or prepaid card cash loads) and transactions that have been fully or partially refunded (due to a chargeback, credit or return, for example).

i)     *** Non-Regulated Card-Absent Visa Debit IRF Rate, a Card-Absent transaction for goods or services originating on a Debit Product at an Unattended Merchant Location assigned an Eligible Merchant Category Code other than ***,  other than Regulated Debit Transactions and credits, chargebacks, cash transactions (e.g., cash back transactions or prepaid card cash loads) and transactions that have been fully or partially refunded (due to a chargeback, credit or return, for example).

j)     *** Card-Absent Visa Credit IRF Rate, a Card-Absent transaction for goods or services originating on a Credit Product at an Unattended Merchant Location assigned an Eligible Merchant Category Code other than ***, excluding Visa Signature Preferred Credit Products.

(8)    “CPS-qualified” means a Visa payment service that accommodates specific payment environments with an identifier that remains with the transaction throughout its life cycle.

(9)    “Credit Account”  means a secured or unsecured open-ended credit Account, including revolving or non-revolving consumer, business or commercial credit or charge Accounts.

(10)  “Credit Product” means a Payment Credential linked to a Credit Account that is issued or provisioned in the Territory.

(11)  “Debit Account” means a demand deposit, savings or other pre-funded Account, including reloadable and non-reloadable Accounts.

(12)  “Debit Product” means a Payment Credential linked to a Debit Account that is issued or provisioned in the Territory and includes the term “Debit Card” as such term is defined in the EFTA.

(13)  “Eligible Merchant Category Code” means any one of the MCCs listed or named in Schedule B of this Agreement.

(14)  “Eligible Transactions” collectively refers to the Eligible *** Non-Regulated Card-Present Visa Debit Transactions, the Eligible *** Non-Regulated Card-Absent Visa Debit Transactions, the Eligible *** Regulated Card-Present Visa Debit Transactions, the Eligible MCC-5814 Regulated Card-Absent Visa Debit Transactions, the Eligible *** Card-Present Visa Credit Transactions, the Eligible *** Card-Absent Visa Credit Transactions, the Eligible *** Non-Regulated Card-Absent Visa Debit Transactions, the Eligible *** Regulated Card-Present Visa Debit Transactions, the Eligible *** Regulated Card-Absent Visa Debit Transactions, and the Eligible *** Card-Absent Visa Credit Transactions, each as defined in Section B(2) of this Schedule A.

(15)  “Incentive Quarter” means the three-month period starting on the Effective Date and each succeeding three-month period during the Term.

(16)  “Interlink Product” means a Debit Product that enables the authorization, clearing and settlement of a financial transaction using *** in accordance with the Interlink Rules.

(17)  “Interlink Rules” means the Interlink Bylaws and Operating Regulations as may be amended from time to time.

(18)  “Interlink Transaction” means a transaction for payment of goods or services that (a) initiates with an Interlink Product, (b) originates at a Merchant Location, (c) contains the applicable MVV, and (d) is routed for authorization, clearing and settlement over ***.  “Interlink Transaction” does not include credits, chargebacks, returns and the corresponding original transactions that have been fully or partially refunded (due to such credit, chargeback or return), and cash transactions (e.g., cash back transactions or prepaid product cash loads).

(19)  ***.

(20)  “MCC” means a code designating the principal trade, profession, or line of business in which a merchant is engaged, as specified in the Visa Rules.

(21)  “Merchant” means the merchants with whom Client has entered into an agreement,  directly or indirectly through a third party,  for the acceptance of Visa Products or to provide authorization, clearing, and settlement services for transactions initiating with such Visa Products.

(22)  “MVV” means a value assigned by Visa used to identify participation in select merchant programs.

(23)  ***.

(24)  ***

(25)  “Non-Regulated Visa Debit Transaction” means a Visa Debit Transaction, excluding Regulated Debit Product Transactions.

(26)  ***.

(27)  ***.

(28)  “Non-Visa-Owned Network” means any Payment Network operating in the Territory that is not owned by Visa.

(29)  “Non-Visa Product” means a Payment Credential that is linked to an Account that is issued or provisioned in the Territory, excluding Visa Products and Interlink Products.

(30)  “Non-Visa Transaction” means a transaction originating on a Non-Visa Product.

(31)  “Payment Credential” means a payment code, identification number, or other credential (including any token or proxy) linked to an Account that enables a Payment Credential user to make financial transactions using a Payment Network’s systems.  An example of a Payment Credential is a 16-digit number known as a PAN that utilizes a Bank Identification Number (BIN) licensed by a Payment Network.

(32)  “Payment Communication Protocol” means any technology, protocol or solution by which information is communicated to an Acceptance Device for the purpose of effecting a financial transaction. Examples of a Payment Communication Protocol include but are not limited to magnetic stripe, contact chip, RFID, near field communication (NFC), Bluetooth Low Energy (BLE), Quick Response (QR) codes, bar codes, manual key entry of the Payment Credential, sound waves and magnetic secure transmissions (MST).

(33)  “Payment Device” means any card, device, digital application or other solution used to initiate a transaction with a Payment Credential.  Examples of a Payment Device include plastic or metal payment cards, digital or virtual forms of payment cards, software applications, a key fob, a micro tag, an online customer protocol or a mobile wallet using a tokenized Payment Credential.

(34)  “Payment Network”  means any electronic payment network, including but not limited to Visa, MasterCard, American Express, Discover, UnionPay, JCB, STAR, NYCE, PULSE, Maestro, Merchant Customer Exchange (MCX), Early Warning Services, LLC, Chase and PayPal.

(35)  “Promotional IRF Rates” collectively refers to the *** Non-Regulated Card-Present Visa Debit IRF Rate, the *** Non-Regulated Card-Absent Visa Debit IRF Rate, *** Regulated Card-Present Visa Debit IRF Rate, the *** Regulated Card-Absent Visa Debit IRF Rate, the *** Card-Present Visa Credit IRF Rate, the *** Card-Absent Visa Credit IRF Rate, the *** Non-Regulated Card-Absent Visa Debit IRF Rate, the *** Regulated Card-Present Visa Debit IRF Rate, the *** Regulated Card-Absent Visa Debit IRF Rate, and the *** Card-Absent Visa Credit IRF Rate, each as defined in Section B(2) of this Schedule A.

(36)  “Regulated Debit Product Transaction” means a transaction for goods and services originating on a Debit Product that is a “Debit Card” (as such term is defined in section 920(c)(2) of The Electronic Fund Transfer Act, as amended (the “EFTA”)), including transactions originating on the types of cards listed in 920(a)(7)(B) of the EFTA, but excluding transactions originating on the types of cards listed in sections 920(a)(6) and 920(a)(7)(A) of the EFTA.

(37)  “Regulations” refers to the “Debit Card Interchange Fees and Routing; Final Rule”, published as 12 CFR Part 235 on Wednesday, July 20, 2011 in Vol. 76, No. 139 of the Federal Register of the United States of America, as may be amended from time to time.

(38)  “Territory” means the 50 United States and the District of Columbia.

(39)  “Unattended Merchant Location” means any stand-alone unattended vending or self-serve retail machine physically located in the Territory that is owned, operated, or serviced by a Merchant that (i) has been properly assigned (per the Visa Rules) any one of the Eligible Merchant Category Codes; and (ii) that has an MVV assigned by Visa.

(40)  “Visa Checkout”  means Visa’s digital commerce platform under the name “Visa Checkout” (or a successor name) that enables consumers to centralize the storage and management of Account information though a secure interface that is accessible across multiple channels, including smartphones, personal computers, digital tablets and other web-enabled devices.

(41)  “Visa Credit Product” means a Credit Product with a Visa Payment Credential.

(42)  “Visa Credit Transaction” means a transaction for payment of goods or services (i) initiated with a Visa Credit Product; (ii) originating at an Unattended Merchant Location; (iii) containing the applicable MVV; and (iv) routed for authorization, clearing and settlement over *** or ***.  “Visa Credit Transaction” excludes credits, chargebacks and cash transactions (e.g., cash back transactions or prepaid cash loads).

(43)  “Visa Debit Product” means a Debit Product with a Visa Payment Credential.

(44)  “Visa Debit Transaction” means a transaction for payment of goods or services (i) initiated with a Visa Debit Product; (ii) originating at an Unattended Merchant Location; (iii) containing the applicable MVV; and (iv) routed for authorization, clearing and settlement over *** or ***.  “Visa Debit Transaction” excludes Interlink Transactions, credits, chargebacks, cash transactions (e.g., cash back transactions or prepaid cash loads), and PIN-Authenticated Visa Debit Transactions.

(45)  “Visa Payment Credential” means a Payment Credential that enables the authorization, clearing and settlement of a financial transaction using the ***, and is issued or provisioned in accordance with the Visa Rules.

(46)  “Visa Product” means a Visa Debit Product or Visa Credit Product.

(47)  “Visa Rules” means the Visa U.S.A. Inc. Certificate of Incorporation, Bylaws and Core Rules and Product and Service Rules and standards, guides, manuals, interpretations and other documents with the force of the Core Rules and those of its affiliates in each case as amended from time to time.

(48)  “Visa Specification” means the specification(s) owned, developed or provisioned by Visa for the purpose of effecting a financial transaction using a Payment Communication Protocol, and as may be amended or updated.

(49)  ***.

(50)  “VPP” refers to the “Visa Partner Program”, a promotional program whereby Visa agrees to make available custom IRF rates for the transactions originating with certain or all Visa Products at such Merchant.

B.  Small Ticket Incentives.

(1)   General.  The Incentives described herein are offered only for transactions routed for authorization, clearing, and settlement through ***.  Transactions routed for authorization, clearing and settlement through *** are not eligible to receive Incentives under this Agreement.  However, Client may choose to route transactions over *** and will still be eligible to receive Incentives on transactions routed over N*** as described herein.  Visa’s obligations to provide the Incentives to Client are subject to and contingent upon Client complying with the Client Participation Requirements set forth in this Schedule A and otherwise meeting its obligations hereunder.

(2)   Promotional IRF Rates.  During the Incentive Quarter that begins on the Effective Date, Visa will make available to Client’s Acquirer the following promotional IRF rates (the “Promotional IRF Rates”):

a)    *** (the “*** Non-Regulated Card-Present Visa Debit IRF Rate”) for each CPS-qualified, consumer, Card-Present, Non-Regulated Visa Debit Transaction originating at an Unattended Merchant Location of an Eligible Merchant, processed through an Included BIN, assigned ***, and routed for authorization, clearing and settlement through *** (the “Eligible *** Non-Regulated Card-Present Visa Debit  Transactions”).

b)    *** (the “*** Non-Regulated Card-Absent Visa Debit IRF Rate”) for each  CPS-qualified, consumer, Card-Absent, Non-Regulated Visa Debit Transaction originating at an Unattended Merchant Location of an Eligible Merchant, processed through an Included BIN, assigned ***, and routed for authorization, clearing and settlement through *** (the “Eligible *** Non-Regulated Card-Absent Visa Debit Transactions”).

c)    ***, not to exceed the maximum amount permitted by applicable law (the “*** Regulated Card-Present Visa Debit IRF Rate”), for each CPS-qualified, consumer, Card-Present, Regulated Visa Debit Transaction originating at an Unattended Merchant Location of an Eligible Merchant, processed through an Included BIN, assigned ***, and routed for authorization, clearing and settlement through *** (the “Eligible *** Regulated Card-Present Visa Debit Transactions”).

d)    ***, not to exceed the maximum amount permitted by applicable law (the “*** Regulated Card-Absent Visa Debit IRF Rate”), for each CPS-qualified, consumer, Card-Absent, Regulated Visa Debit Transaction originating at an Unattended Merchant Location of an Eligible Merchant, processed through an Included BIN, assigned ***, and routed for authorization, clearing and settlement through *** (the “Eligible *** Regulated Card-Absent Visa Debit Transactions”).

e)    *** (the “*** Card-Present Visa Credit IRF Rate”) for each CPS-qualified,  consumer, Card-Present, Visa Credit Transaction originating at an Unattended Merchant Location of an Eligible Merchant, processed through an Included BIN, assigned ***, and routed for authorization, clearing and settlement through *** (the “Eligible *** Card-Present Visa Credit Transactions”).

f)     *** (the “*** Card-Absent Visa Credit IRF Rate”) for each CPS-qualified,  consumer, Card-Absent, Visa Credit Transaction originating at an Unattended Merchant Location of an Eligible Merchant, processed through an Included BIN, assigned ***, and routed for authorization, clearing and settlement through ***(the “Eligible *** Card-Absent Visa Credit Transactions”).

g)    *** (the “*** Non-Regulated Card-Absent Visa Debit IRF Rate”), for each CPS-qualified,  consumer, Card-Absent, Non-Regulated Visa Debit Transaction originating at an Unattended Merchant Location of an Eligible Merchant, processed through an Included BIN, assigned an Eligible Merchant Category Code, excluding ***, and routed for authorization, clearing and settlement through *** (the “Eligible *** Non-Regulated Card-Absent Visa Debit Transactions”).

h)    ***, not to exceed the maximum amount permitted by applicable law (the “*** Regulated Card-Present Visa Debit IRF Rate”), for each CPS-qualified,  consumer, Card-Present, Regulated Visa Debit Transaction originating at an Unattended Merchant Location of an Eligible Merchant, processed through an Included BIN, assigned an Eligible Merchant Category Code, excluding ***, and routed for authorization, clearing and settlement through *** (the “Eligible *** Regulated Card-Present Visa Debit Transactions”).

i)     ***, not to exceed the maximum amount permitted by applicable law (the “*** Regulated Card-Absent Visa Debit IRF Rate”), for each CPS-qualified, consumer, Card-Absent, Regulated Visa Debit Transaction originating at an Unattended Merchant Location of an Eligible Merchant, processed through an Included BIN, assigned an Eligible Merchant Category Code, excluding ***, and routed for authorization, clearing and settlement through *** (the “Eligible *** Regulated Card-Absent Visa Debit Transactions”).

j)     *** (the “*** Card-Absent Visa Credit IRF Rate”) for each CPS-qualified,  consumer, Card-Absent, Visa Credit Transaction originating at an Unattended Merchant Location of an Eligible Merchant, processed through an Included BIN, assigned an Eligible Merchant Category Code, excluding *** and Visa Signature

Preferred transactions, and routed for authorization, clearing and settlement through *** (the “Eligible *** Card-Absent Visa Credit Transactions”).

(3)   Quarterly Client Certifications.  If within 15 calendar days following an applicable Incentive Quarter,  Client provides Visa with a written certification in the form attached hereto as Rider 1 (each, a “Quarterly Client Certification”) for such Incentive Quarter, then Visa will continue to make available to Client’s Acquirer the applicable Promotional IRF Rates for Eligible Transactions originating during the following Incentive Quarter.

However, for each Quarterly Client Certification that Visa does not receive within 30 calendar days following an applicable Incentive Quarter, Visa may, at its sole discretion, upon 10 calendar days’ written notice to Client, stop making available the Promotional IRF Rates.  Additionally, Visa may, at its sole discretion, immediately stop making available the applicable Promotional IRF Rate for (a) each Promotional IRF Rate with respect to which Client does not attest that there was no *** during the Relevant Quarter (as defined in each Quarterly Client Certification) in paragraph (i) of such Quarterly Client Certification, and/or (b) each set of Eligible Transactions with respect to which Client does not attest as to the maximum transaction value threshold during the Relevant Quarter in paragraph (iv) of such Quarterly Client Certification.

(4)   Cash Reimbursement.  For any Eligible Transaction for which Visa does not make the applicable Promotional IRF Rate available to Client’s Acquirer in accordance with this Agreement, Visa may, in lieu of the systematic application of such Promotional IRF Rate, provide Client with a cash reimbursement in an amount sufficient to achieve such Promotional IRF Rate for such transactions (the “Visa IRF Reimbursement”).  Visa shall remit any such Visa IRF Reimbursement within 30 calendar days following the applicable Incentive Quarter.

(5)   Client Participation Requirements.  Client’s eligibility to receive the Incentives in this Schedule A is subject to and contingent upon the following requirements being met during each relevant Incentive Quarter (the “Client Participation Requirements”):

a)     Prior to sending to Visa the first Quarterly Client Certification, Client shall enable in its systems, or cause Client’s Acquirer to enable in their systems, unique VPP identifiers for the Promotional IRF Rates and the applicable MVVs, and Client shall include the appropriate and unique MVV applicable to each of the Eligible Transactions generated during such Incentive Quarter;

b)     Client shall pass on, or cause Client’s Acquirer to pass on, the benefits of the Promotional IRF Rates only to Eligible Merchants;

c)     On each Quarterly Client Certification, Client shall provide a complete list of all of the BIN(s) through which Client processed the Eligible Transactions (“Included BIN”) during such Incentive Quarter;

d)     On each Quarterly Client Certification, Client shall provide a complete list of all of the Merchants that became Eligible Merchants during such Incentive Quarter and the date on which Client began passing on the benefits of the Promotional IRF Rates to such Merchants;

e)     On each Quarterly Client Certification, Client shall certify that *** were created by Eligible Merchants during such Incentive Quarter, and Client shall provide Visa with the exact number of new Unattended Merchant Locations that were created during such Incentive Quarter;

f)     Client shall use commercially reasonable efforts to ensure that all Merchants (i) accept all Visa Products at all Acceptance Devices at all Unattended Merchant Locations, and (ii) accept all Visa Products through any Payment Device capable of being accepted at each Acceptance Device located at an  Unattended Merchant Location;

g)     For any Payment Communication Protocol enabled on an Acceptance Device at an  Unattended Merchant Location,  Client shall use commercially reasonable efforts to implement and enable the Visa Specification for such Payment Communication Protocol;

h)     With respect to Unattended Merchant Locations where Client is responsible for the Acceptance Device, Client shall ensure, and for all other Unattended Merchant Locations Client shall use commercially reasonable efforts to ensure, that if the holder of a Visa Debit Product is automatically prompted or otherwise requested to enter a PIN as a CVM to complete a transaction at an Unattended Merchant Location, such holder will have the option to complete the transaction using any other valid CVM available for such Visa Debit Product without such the holder being required to re-swipe or re-dip the Payment Device or otherwise restart the payment process, irrespective of transaction amount.

i)     Client shall implement and enable the Visa Specification for NFC Payment Communication Protocol at all new Acceptance Devices located at all Unattended Merchant Locations by ***;

j)     ***

k)     Client must be in compliance with all Visa Rules.  For purposes of clarity, this Agreement has no impact or effect on Visa’s rights and remedies under the Visa Rules for Client’s failure to comply with the Visa Rules, including any and all rights and remedies that Visa may pursue against Client’s Acquirer.

(6)   Conditions for Authorization to Pass on Benefits to Merchants.  During each Incentive Quarter,  Client may pass on, or cause Client’s Acquirer to pass on, the benefit of the Promotional IRF Rates only to Merchants in an Eligible Merchant Category Code that meet all of the Merchant Participation Requirements at all times during the applicable Incentive Quarter (each, an “Eligible Merchant”).  “Merchant Participation Requirements” means the following conditions:

a)    The Merchant must (i) accept all Visa Products at all Acceptance Devices at all Unattended Merchant Locations, and (ii) accept all Visa Products through any Payment Device capable of being accepted at each Acceptance Device located at an  Unattended Merchant Location;

b)    There is no *** in respect of any of the Unattended Merchant Locations;

c)    The dollar amount of *** of the Eligible Transactions that originated at each of the Unattended Merchant Locations during such Incentive Quarter is ***; and

d)    The result of dividing the aggregate amount of the sales volume generated at all of the Unattended Merchant Locations during such Incentive Quarter divided by the total number of transactions generated at all of the Unattended Merchant Locations  during such period is ***.

In the event a Merchant ceases to be in compliance with any of the Merchant Participation Requirements,  Client shall:  (1) notify Visa, within 10 calendar days following such non-compliance, in a writing signed by an officer of Client and on Client letterhead, and (2) immediately stop passing on the benefit of the Promotional IRF Rates to such Merchant.

(7)   No ***. In the event that Client determines or becomes aware that *** exists at an otherwise qualifying Eligible Merchant,  Client shall, no later than 10 calendar days thereafter, cease passing on, or cause Client’s Acquirer to cease passing on, as applicable, the benefit of the applicable Promotional IRF Rate.

C.  Deployment Support Incentives.  Client has targeted the placement and enablement of new stand-alone unattended vending or self-serve retail machines physically located in the Territory that are owned, operated, or serviced by Client across Client’s unattended retail portfolio (the “Acceptance Locations”).  Between the Effective Date and June 30, 2020 (the “Promotional Period”), Client will earn Incentive Funding for installing and enabling additional Acceptance Locations, as set forth below (the “Campaign”).

(1)   Deployment Schedule and Incentive Funding Amounts.  Subject to Client meeting the obligations set forth in this Section C, Visa will pay Client up to a total of *** Dollars ($***) (collectively, the “Incentive Funding”) as follows:

a)    Between *** (“CY1”), if Client’s Merchant  installs and makes live for transaction processing a minimum of *** Acceptance Locations (the “CY1 Baseline”); then Client will receive *** (the “Incentive Amount”) for each Acceptance Location installed and enabled above the CY1 Baseline (the “CY1 Incremental Locations”) up to a total of *** CY1 Incremental Locations, or up to, but not in excess of, ***. The total number of Acceptance Locations as of June 30, 2018 shall be referred to as the “CY1 Total”.

b)    Between *** (“CY2”), if Client’s Merchant installs and makes live for transaction processing a minimum of *** Acceptance Locations above the CY1 Total (the “CY2 Baseline”); then Client will receive the Incentive Amount for each Acceptance Location installed and enabled above the CY2 Baseline (the “CY2 Incremental Locations”) up to a total of *** CY2 Incremental Locations, or up to, but not in excess of, ***. The total number of Acceptance Locations as of June 30, 2019 shall be referred to as the “CY2 Total”.

c)    Between ***(“CY3”), if Client’s Merchant installs and makes live for transaction processing a minimum of *** Acceptance Locations above the CY2 Total (the “CY3 Baseline”); then Client will receive the Incentive Amount for each Acceptance Location installed and enabled above the CY3 Baseline (the “CY3 Incremental Locations” and collectively with the CY1 Incremental Locations and the CY2 Incremental Locations, the “Incremental Locations”) up to a total of *** CY3 Incremental Locations, or up to, but not in excess of, ***.

d)    In addition to the foregoing, if Client installs and enables the yearly maximum of *** Incremental Locations during any of CY1, CY2, or CY3 (each, a “Contract Year” and collectively, the “Contract Years”), then Visa will provide a bonus payment of *** for the applicable Contract Year for a total potential Incentive Funding payment of *** per Contract Year, adding up to a total potential Incentive Funding amount of ***.

(2)   Payment of Incentive Funding.  Visa will pay any Incentive Funding amounts earned by Client within 60 days after Visa’s receipt of each applicable Invoice for each Contract Year as set forth in Section C(6) below, along with all necessary support and reporting documentation, provided that as of the date of such receipt, Client has complied with all of its obligations under this Section C, including, without limitation, the priority routing obligations set forth in Section C(4) below.

(3)   Marketing.  Client, at its sole cost and expense, shall be solely responsible for the development, production and distribution of the following marketing materials related to the Campaign (the “Materials”):

a)    Email marketing materials to be directed to those customers who have opted-in to receive electronic messaging from Client.

b)    Direct Mail.

c)    New sales presentation and sales support materials.

All Materials created by Client will be subject to Visa’s prior written approval which will not be unreasonably withheld, conditioned or delayed.  Client will allow Visa at least five (5) business days from receipt to review such Materials.

(4)   Priority Routing.  Throughout the Term, Client shall deliver to Visa a duly executed Visa Debit Routing Certificate in the form attached hereto as Rider 2 within thirty (30) days following each applicable calendar quarter.  For the avoidance of doubt, failure to comply with this Section will be a material breach of the terms of the Agreement.

(5)   Compliance with Laws and Regulations.  Client shall be solely responsible for ensuring that the Campaign is structured, advertised and conducted in a manner that complies with all applicable local, state and federal laws and regulations, including but not limited to CAN-SPAM and Section 5 of the FTC Act.

(6)   Invoices.  Within thirty (30) days after the end of each of CY1, CY2, CY3, and the Promotional Period, Client will provide to Visa one (1) invoice detailing all Incremental Locations for the applicable time period (each, an “Invoice”).

(7)   Promotional Data.  Within thirty (30) days after the completion of each of CY1, CY2, CY3, and the Promotional Period, Client will provide to Visa, on an aggregated basis, certain promotional data, which shall include, but may not be limited to, the following (the “Promotional Data”), which Visa shall use solely to conduct a statistical analysis of the impact of the Materials on card usage at vending machines during the Term:

a)    Total number of Acceptance Locations deployed (including the geographical location for each);

b)    Detailed performance metrics of the new Acceptance Locations, including but not limited to per device usage, same store sales growth, market segment, etc.; and

c)    Any other data that is mutually agreed upon by the Parties.

(8)   Indemnification.  Solely for purposes of this Section C:

a)    Visa will indemnify, defend and hold harmless Client from any claims made or threatened by a third party, and all damages, liabilities, losses, government procedures and costs, including reasonable attorneys' fees and costs of suit, arising from such claims (collectively, “Claims”) due to or arising out of Visa’s: (i) failure to comply with applicable laws and regulations with respect to its obligations set forth herein; (ii) breach of any representation, warranty, covenant, or obligation in this Agreement; and/or (iii) negligence or willful misconduct or the negligence or willful misconduct of any agent or independent contractor acting on Visa’s behalf, and

b)    Client will indemnify, defend and hold harmless Visa and its subsidiaries and affiliates and their respective officers, directors, employees, franchisees, attorneys, successors and permitted assigns and each of their officers, directors, employees, agents, successors and permitted assigns from any Claims arising from Client’s (i) failure to comply with applicable laws and regulations, including but not limited to CAN-SPAM and Section 5 of the FTC Act; (ii) breach of any representation, warranty, covenant, or obligation in this Agreement; (iii)  unauthorized use of Visa Marks and/or the Marks of any third party; and/or (iv) negligence or willful misconduct or the negligence or willful misconduct of any agent or independent contractor acting on Client’s behalf.

Except in the case of third party claims for which an indemnity is owed, neither party will be obligated to the other party for indirect, special, consequential, or incidental damages.

(9)    Exclusivity.  Solely for purposes of this Section C, during the Term, Client shall not participate in a deployment initiative similar to the initiative described in Section C(1) above, with (i) any Visa Competitor, (ii) any entity that is known to the general public as an issuer, licenser, or operator of any payment services (including, without limitation, each entity identified below), along with all affiliates and subsidiaries of such entity and all the branded products of such entity, provided that such term does not include any entity which offers such services merely as an incident to its business, and/or (iii) any person or entity that offers payment services not over the Visa Network.  “Visa Competitor” includes but is not limited to ***, or any other names by which these products become known or available

(10)  Intellectual Property.  Solely in order for Company to fulfill its obligations under this Section C and subject to Visa’s prior written approval as set forth below, Visa hereby grants to Company a limited, non-exclusive, royalty-free license to use, reproduce, distribute, and display Visa’s trademarks, trade names, service marks and logos (the “Marks”) provided by Visa subject to the terms of this Agreement. Company will respect the specifications and graphic and utilization standards communicated in writing by Visa with respect to Visa Marks. All such uses shall be subject to Visa’s approval, which shall not be unreasonably withheld, conditioned or delayed. Visa will respond to all approval requests of all Materials within five (5) business days from receipt.  Under no circumstances shall Visa’s failure to respond be deemed as its disapproval.

D.  Contactless Technology.  Client shall, at its sole cost and expense, enable the most current standard of Contactless EMV for all new Acceptance Locations by no later than ***

E.  Right to Audit.  Visa has the right to confirm the accuracy of any Quarterly Client Certification or Visa Debit Routing Certificate.  Upon Visa’s request to Client,  Client will cause Client’s external auditor to confirm to Visa in a written certification the accuracy of any requested certification, and to provide to Visa any commercially reasonable information to permit Visa to verify and confirm the assertions stated in such certification.  If Visa does not receive such confirmation or the requested information within 30 calendar days, then Visa may, at its sole discretion, immediately stop making available to Client’s Acquirer the Promotional IRF Rates or withhold any Incentive Funding payment.  Visa’s rights in this Section will survive for a period of 60 months following the termination or natural expiration of the Term.

F.  Visa Checkout Parity.  If Client enables the acceptance of transactions through a third-party digital checkout solution (including without limitation ***) (each, a “Third-Party Digital Checkout Service”) on its electronic commerce platform on or after the Effective Date, Client shall enable Visa Checkout with equal prominence to and treatment (in terms of website flow, terms, conditions, restrictions or fees) with such Third-Party Digital Checkout Services within a commercially reasonable time frame and maintain such enablement for so long as any such Third-Party Digital Checkout Service is enabled.  This provision does not apply to Third-Party Digital Checkout Services enabled prior to the Effective Date.

SCHEDULE B

ELIGIBLE MERCHANT CATEGORY CODES

The benefit of the Promotional IRF Rates are available to, and may be passed on, only to Unattended Merchant Locations with the MCC’s enumerated below; and Client must ensure that such MCC’s are assigned in accordance with the Visa Rules. In no instances will *** with an MCC of *** or any other MCC be eligible for the benefits.

(1)      Unattended Food/Beverage Vending – ***

(2)      ***

(3)      ***

(4)      ***

(5)      ***

(6)      ***

(7)      ***

(8)      ***

(9)      ***

(10)    ***

(11)    ***

RIDER 1

QUARTERLY CLIENT CERTIFICATION

to

SMALL TICKET AND DEPLOYMENT SUPPORT INCENTIVE AGREEMENT

between

Visa U.S.A. Inc. and USA Technologies, Inc.

effective as of July 1, 2017 (the “Agreement”)

Client confirms and certifies to Visa that for the three-month period that started on ______________________, 20___ and ended on ______________________, 20___ (the “Relevant Quarter”), the following assertions are true, accurate and complete for each Merchant to whom Client or Client’s Acquirer passed along the benefit of the Promotional IRF Rates during the Relevant Quarter:

(i)     During the Relevant Quarter, there was no *** with respect to (check all that apply):

           ***

(ii)     Client complied with the Client Participation Requirements at all times during the Relevant Quarter;

(iii)    Client passed on the benefit of the Promotional IRF Rates only to Eligible Merchants during the Relevant Quarter;

(iv)    The dollar amount of *** of each of the following sets of Eligible Transactions that originated at each of the Unattended Merchant Locations during the Relevant Quarter was *** (check all that apply):

           ***

(v)    The result of dividing the aggregate amount of the sales volume generated at all of the Unattended Merchant Locations during the Relevant Quarter divided by the total number of transactions generated at each of the Unattended Merchant Locations during the Relevant Quarter is ***;

(vi)    Below is a complete list of all of the BINs through which Client processed the Eligible Transactions (the “Included BINs”) during the Relevant Quarter: [[Insert Included BINs]];

(vii)   Provide a complete list of all of the Merchants that became Eligible Merchants during the Relevant Quarter and the date when Client began passing on the benefits of the Promotional IRF Rates to such Merchants [[Insert new Eligible Merchants and dates]];

(viii)  At least *** new Unattended Merchant Locations were created by Eligible Merchants during the Relevant Quarter; and

(ix)    The exact number of new Unattended Merchant Locations  created during the Relevant Quarter equals:  ______.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

I certify that I am responsible for preparing this certification on behalf of Client and that Client used commercially reasonable diligence in determining the information necessary to make the assertions and certifications contained in this document in accordance with Client’s records and that to the best of my knowledge those assertions and certifications are true, accurate, and complete.

By:                            _____________________________

Name:                       _____________________________

Title:                         _____________________________

Date:                         _____________________________

Relevant Quarter:     ______________________, 20____ through ______________________, 20____

RIDER 2

VISA DEBIT ROUTING CERTIFICATE

to

SMALL TICKET AND DEPLOYMENT SUPPORT INCENTIVE AGREEMENT

between

Visa U.S.A. Inc. and USA Technologies, Inc.

effective as of July 1, 2017 (the “Agreement”)

Client confirms and certifies to Visa that for the three-month period that started on ______________________, 20___ and ended on ______________________, 20___ (the “Relevant Quarter”) each Eligible Visa Debit Transaction initiated during the Relevant Quarter was routed for authorization, clearing and settlement during the Relevant Quarter as a Visa Debit Transaction, except where the *** were offline or otherwise unavailable, or where there was a one-off technical glitch or processing-related error.

“Eligible Visa Debit Transaction” means a transaction for the payment of goods or services that originates on a Payment Device enabled with a Visa Debit Product at an Unattended Merchant Location, other than Interlink Transactions, credits, chargebacks, returns and the corresponding original transactions that have been fully or partially refunded (due to such credit, chargeback or return), and cash transactions (e.g., cash back transactions or prepaid card cash loads).

I certify that I am an authorized person of Client responsible for preparing this document on behalf of Client and that Client used commercially reasonable diligence determining the assertions made above in accordance with Client’s records.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

By:                            _____________________________

Name:                       _____________________________

Title:                         _____________________________

Date:                         _____________________________

Relevant Quarter:     ______________________, 20____ through ______________________, 20____